Exhibit 10.11

SIXTH AMENDMENT OF LEASE

This Sixth Amendment of Lease (this “Sixth Amendment”) is made and entered into as of June 9, 2017 (the “Effective Date”), by and between ARE-MA REGION NO. 59, LLC, a Delaware limited liability company (“Landlord”), as successor-in-interest to DWF IV One Kendall, LLC, as successor-in-interest to RB Kendall Fee, LLC (“Original Landlord”), and MERRIMACK PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”), with reference to the following:

RECITALS

A.Pursuant to that certain Indenture of Lease dated as of August 24, 2012, as amended by (i) that certain First Amendment of Lease dated March 18, 2013, (ii) that certain Second Amendment of Lease dated September 12, 2013, (iii) that certain Third Amendment of Lease dated February 23, 2015, (iv) that certain Fourth Amendment of Lease dated July 22, 2015, and (v) that certain Fifth Amendment of Lease dated as of April 3, 2017 (the “Fifth Amendment”) (as amended, the “Lease”), Tenant leases certain premises (the “Existing Premises”) as more particularly described in the Lease, at the improved real property being Building 600/650/700 located at One Kendall Square, Cambridge, Massachusetts.  The Existing Premises consists of approximately (a) 31,747 rentable square feet of space on a portion of the second (2nd) floor of Building 600/650/700 (the “2nd Floor Space”), (b) 4,773 rentable square feet of space on the fourth (4th) floor of Building 650/700 (the “Additional Space”), (c) 30,626 rentable square feet of space on the fourth (4th) floor of Building 600/700 (the “4th Floor Space”), (d) 7,245 rentable square feet of space on the mezzanine level of Building 700 (the “Mezzanine Space”), (e) 8,686 rentable square feet of space on the first (1st) floor of Building 600 (the “1st Floor Space”), (f) 132 rentable square feet in the basement of Building 700 (the “Basement Premises”), (g) 2,922 rentable square feet of space in the basement of Building 700 (the “Storage Space”), (h) 8,763 rentable square feet of space located on the fourth (4th) floor of Building 700 (the “Expansion Space I”), (i) 3,388 rentable square feet of space located on the fourth (4th) floor and the fourth (4th) floor mezzanine of Building 650 (the “Expansion Space II”), (j) 10,375 rentable square feet of space located on the fifth (5th) floor of Building 600 (the “Expansion Space III”), (k) 491 rentable square feet of space on the first (1st) floor of Building 700 (the “Chemical Storage Space”), (l) 8,155 rentable square feet of space located on the second (2nd) floor of Building 600 (the “600 Expansion Space”), (m) 784 rentable square feet of space located on the second floor (2nd) of Building 600 (the “Hallway Space”), (n) 3,617 rentable square feet of space located on the fifth (5th) floor of Building 600 (the “Expansion Space IV”), (o) 31,620 rentable square feet of space on the fifth (5th) floor of Building 600/650/700 (the “Third Amendment Premises”), (p) 7,145 rentable square feet of space on the first (1st) floor of Building 700 (the “Former Addgene Space”), (q) 5,687 rentable square feet of space on the first (1st) floor of Building 700 (the “Former OmniGuide Space”), (r) 311 rentable square feet of space on the basement level of Building 700 (the “Equipment Room”), and (s) 700 rentable square feet of storage space in the basement of Building 700 (the “Fourth Amendment Storage Space”).  Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. Tenant desires to reduce the term of the Lease for a portion of the Existing Premises and surrender such portion of the Existing Premises to Landlord on the Sixth Amendment Reduction Date (as defined below), and Landlord is willing to shorten such term and accept such surrender of such portion of the Existing Premises on the Sixth Amendment Reduction Date subject to the terms of this Sixth Amendment.

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises made herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, Landlord and Tenant agree as follows:

1.

Sixth Amendment Reduction Space/Sixth Amendment Reduction Date.  Effective as of the date that is the later of (a) Tenant’s completion of the Demising Work (as defined in Section 4 below), and (b) May 15, 2017 (the “Sixth Amendment Reduction Date”), Landlord and Tenant hereby terminate the term of the Lease with respect to that certain portion of the Existing Premises containing approximately 25,735 rentable square feet of space on the fifth (5th) floor of

Building 600/700, as more particularly described in Exhibit A attached hereto (the “Sixth Amendment Reduction Space” and the remainder of the Existing Premises is the “Sixth Amendment Remaining Premises”, as more particularly described in Exhibit B).  The Sixth Amendment Reduction Space consists collectively of (a) a portion of Expansion Space II, containing approximately 2,035 rentable square feet, (b) all of Expansion Space III, containing approximately 10,375 rentable square feet,  (c) all of Expansion Space IV, containing approximately 3,617 rentable square feet, and (d) a portion of the Third Amendment Premises containing approximately 9,708 rentable square feet.  Accordingly, from and after the Sixth Amendment Reduction Date, (i) the rentable square footage of the Expansion Space II shall be reduced to approximately 1,353 rentable square feet, and (ii) the rentable square footage of the Third Amendment Premises shall be reduced to approximately 21,912 rentable square feet.  Nothing herein shall affect or diminish Tenant’s rights or obligations under the Lease with respect to the Sixth Amendment Remaining Premises remaining following the Sixth Amendment Reduction Date.

2.

Definition of Premises.  As of the Sixth Amendment Reduction Date, the defined term “Premises” in Article 2 of Exhibit 1, Sheet 1 of the Lease shall be amended to remove the Sixth Amendment Reduction Space, and the rentable square footage of the Premises shall be accordingly reduced by approximately 25,735 rentable square feet and shall thereafter, through the Reduction Date (as defined in the Fifth Amendment), consist of approximately 141,432 rentable square feet.  Notwithstanding anything to the contrary contained in the Fifth Amendment, Landlord and Tenant hereby agree that on the Reduction Date (as defined in the Fifth Amendment), the square footage of the Premises shall be reduced by an additional approximately 29,157 rentable square feet (as identified in the Fifth Amendment) and shall thereafter consist of approximately 112,275 rentable square feet.

3.

Yearly Rent.  Commencing on the Sixth Amendment Reduction Date, Tenant shall have no further obligation to pay Yearly Rent, Operating Costs (including Building Operating Costs and Common Area Operating Costs), Taxes (including Building Taxes and Common Area Taxes) or other costs with respect to the Sixth Amendment Reduction Space and Article 9 of Exhibit 1, Sheet 1 of the Lease shall be amended to reflect the removal of the Sixth Amendment Reduction Space from the Existing Premises.

4.

Reduction and Surrender/Demising Work.  Tenant shall voluntarily surrender the Sixth Amendment Reduction Space on or before the Sixth Amendment Reduction Date in accordance with all surrender requirements contained in the Lease and in the condition required under the Lease (as amended by this Sixth Amendment).  Prior to the Sixth Amendment Reduction Date, Tenant, at its sole cost and expense, shall complete and perform all of the work described in Exhibit C attached hereto (the “Demising Work”).  Tenant shall complete the Demising Work in a good and workmanlike manner using contractors approved by Landlord.

5.

Electrical Closet.  Tenant hereby acknowledges that the Sixth Amendment Reduction Space contains an electrical closet that will continue to serve the remaining Premises following the Sixth Amendment Reduction Date and that Landlord will be leasing out the Sixth Amendment Reduction Space to a third party tenant and that Tenant’s access to and use of the electrical closet following the Sixth Amendment Reduction Date shall be subject to the terms of the following provision, which is contained in the third party tenant’s lease (in which references to “Tenant” mean the third party tenant and “Premises” means the Sixth Amendment Reduction Space:

“Tenant acknowledges that there is an electrical closet, as shown on Exhibit I hereto (the “Electrical Closet”), that is located within the confines of the Premises, but is not part of the Premises and is instead part of the premises currently leased to Merrimack Pharmaceuticals (the “Existing Tenant”) pursuant to a lease between Landlord and Existing Tenant (as such lease has been or may in the future be amended, the “Existing Lease Agreement”).  During the Term, subject to the terms and conditions of this Section 40(o), Tenant agrees to permit designated employees of the Existing Tenant, the designated employees of any assignee of or subtenant under the Existing Lease Agreement whose premises is being served by the Electrical Closet, and designated contractors of Existing Tenant or any assignee of or subtenant under the Existing Lease Agreement whose premises is being served by the Electrical Closet (as reasonably approved by Tenant to the extent required below, the “Approved Invitees”) and Landlord, to access the Premises solely to make any necessary repairs, maintenance, alterations or improvements to the Electrical Closet (including any conduits, cabling or wiring extending from such electrical closet to the Existing Tenant’s premises).  Notwithstanding anything to the contrary in this Lease, any access by the Approved Invitees to the Premises for purposes of accessing the Electrical Closet contemplated under this Section shall be subject to the following conditions (the “Electrical Closet Access Conditions”):  (i) prior to access, all contractors and individuals that seek to be Approved Invitees must be identified in writing to Tenant and subject to Tenant’s approval, which approval shall not be unreasonably withheld, conditioned or delayed, but may be withheld in Tenant’s sole and absolute discretion if Tenant reasonably and in good faith determines that such individual or contractor is directly or indirectly employed by a competitor of Tenant or otherwise poses a risk to the security of the Premises or Tenant’s confidential information, (ii) except as provided below, such access shall be limited to regular business hours and only after not less than one (1) business day’s prior written notice to Tenant, (iii) except as provided below, at all times during access to the Premises or the Electrical Closet, an Approved Invitee must be accompanied by a designated employee of Tenant, and (iv) all such access shall be subject to Tenant’s reasonable security and confidentiality requirements, which may include, without limitation, the execution of reasonable non-disclosure agreement by Existing Tenant and any Approved Invitee.  Notwithstanding anything to the contrary contained herein, in the event of an emergency, an Approved Invitee shall be permitted to access the Electrical Closet outside of normal business hours and without being accompanied by a designated employee of Tenant (but otherwise subject to the requirements of this Section 40(o)), provided, that (i) to the extent possible, Tenant shall be given prior notice of such access, and, in all events Tenant shall be informed of such access on the next business day following such access and (ii) Landlord shall be required to provide a security escort for such Approved Invitee during such access.”

Tenant shall have no obligation to modify and/or restore the electrical closet.
6.

No Further Obligations.  Landlord and Tenant each agree that the other is excused as of the Sixth Amendment Reduction Date from any further obligations with respect to the Sixth Amendment Reduction Space, excepting only such obligations under the Lease which expressly survive the termination of the Lease. In addition, nothing herein shall be deemed to limit or terminate any common law or statutory rights Landlord may have with respect to Tenant in connection with any Hazardous Materials or for violations of any governmental requirements or requirements of applicable law. Nothing herein shall excuse Tenant from its obligations under the Lease with respect to the Sixth Amendment Reduction Space prior to the Sixth Amendment Reduction Date.

7.

Removal of Personal Property.  Tenant agrees that the Sixth Amendment Reduction Space shall be surrendered free of all personal property of Tenant.  Any personal property of Tenant remaining in the Sixth Amendment Reduction Space after the Sixth Amendment Reduction Date is hereby agreed to be abandoned by Tenant and may be disposed of by Landlord, in Landlord’s sole discretion, without obligation or liability of any kind to Tenant.

8.	Parking Spaces. As of the Sixth Amendment Reduction Date, Tenant shall forfeit its rights to twenty-six (26) of the parking passes in the OKS Garage that were allocated to Tenant under the Lease.
9.

OFAC.  Tenant and all beneficial owners of Tenant are currently (a) in compliance with and shall at all times during the Term of the Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the term of the Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List or the Sectoral Sanctions Identifications List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

10.	Miscellaneous.

a.This Sixth Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions.  This Sixth Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b.This Sixth Amendment is binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

c.This Sixth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.  The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Sixth Amendment attached thereto.

d.Except as amended and/or modified by this Sixth Amendment, the Lease shall remain in full force and effect.  In the event of any conflict between the provisions of this Sixth Amendment and the provisions of the Lease, the provisions of this Sixth Amendment shall prevail.  Whether or not specifically amended by this Sixth Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Sixth Amendment.

SIGNATURES ON FOLLOWING PAGE

IN WITNESS WHEREOF, the parties have executed this Sixth Amendment as of the date first written above.

TENANT:

MERRIMACK PHARMACEUTICALS, INC.,
a Delaware corporation

By:/s/ Jeffrey A. Munsie
Its:General Counsel

LANDLORD:

ARE-MA REGION NO. 59, LLC,
a Delaware limited liability company.

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, managing member
By:ARE-QRS CORP., a Maryland Corporation, general partner
By:/s/ Eric Johnson
Its:Senior Vice President, Legal Affairs

EXHIBIT A
Sixth Amendment Reduction Space

Exhibit A
Sixth Amendment
Reduction Space
MERRIMACK
9782 RSF
MERRIMACK
(JUNE 2019)
Building 600/700
Fourth Floor
6-401
7-402
7-401
6-4M1
MERRIMACK
(JUNE 2019)
18,748 RSF
6-401
MERRIMACK
2,035 RSF
(JUNE 2019)
6-4M1
– BUILDING 600, 650, 700 – 4TH FLOOR
Mezzanine

That portion of suite 6-4M1 (expansion space II) which is 2035 rsf of the 3388 rsf total

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

723720252.4

A-1

Exhibit A
Sixth Amendment
Reduction Space

Building 600/700
Fifth Floor

17,105 SF
(DEC 2016)
NINEPOINT
3941 RSF
MERRIMACK
3617 RSF
MERRIMACK
10,375 RSF
(JUNE 2019)

Suites 6-501: 10,375 (expansion space III) and 6-502: 3,617 rsf (expansion space IV)
And that portion of 7-501: 9708 rsf (third amendment premises)

ALEXANDRIA.
Copyright © 2005. Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

723720252.4

A-2

EXHIBIT B
Sixth Amendment Remaining Premises

Building 600/700
Fifth Floor

Exhibit B
Sixth Amendment
Remaining Space

Merrimack –7-501: 21,912 rsf (31,620-9,708) of the (third amendment premises)

ALEXANDRIA.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

723720252.4

B-1

Exhibit B
Sixth Amendment
Remaining Space

Building 600/700
Fourth Floor

7-402
7-401
6-4M1

7-M01

Mezzanine

Merrimack – Suites 7-402: 8,763 rsf (expansion space I) and 6-401: 30,626 rsf (4th floor space) and
7-M01: 7,245rsf (mezzanine space) and 7-401: 4,773 rsf (Additional space)
Plus that portion of Suite 6-4M1 (expansion space II) which is 1,353 rsf

ALEXANDRIA. Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

723720252.4

B-2

Exhibit B
Sixth Amendment
Remaining Space

Building 600/700
Second Floor

7-201
6-101

Merrimack – Suites 7-201: 31,747 rsf (2nd floor space) and 6-203: 8,939 rsf (600 Expansion and Hallway space)

ALEXANDRIA.

Copyright © 2005. Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

723720252.4

B-3

Exhibit B
Sixth Amendment
Remaining Space

Building 600/700
First Floor

7-103
7-104
6-103
7-105
7-102
6-102
6-104
6-105

Merrimack – Suites 7-103: 491rsf (chemical storage space) and 6-102: 8,686 rsf (1st Floor Space plus 249 from 1st amend) and 7-102: 7,145 rsf (former Addgene Space) and 7-105: 5,687 (former Omniguide space)

ALEXANDRIA
Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

723720252.4
B-4

Exhibit B
Sixth Amendment Remaining Space

Building 600/700
Lower Level

WATER SERVICE
18
19
21
22
23
24
27
29
30
31
33
17
VOID
JANITORIAL
38
16
15
14
13
11
35
36
EJECTOR
10
8
7
6
5
4
3
2
1
34
ELECTRIC
BB PHONE
37
VERIZON
BB PAINT

Merrimack – Suites 7-S09, S12, S20, S25, S26, S28, S32 totaling 4,065 rsf

ALEXANDRIA.
Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

723720252.4
B-5

EXHIBIT C
Demising Work

ONE KENDALL SQUARE BLDG 600-700
FIFTH FLOOR DEMISING PLAN
DP-05
BUILDING 700
BUILDING 600
BUILDING 650
TENANT SPACE 1
TENANT SPACE 2
LEVEL 5 PROPOSED USABLE AREA
LEVEL 4 MEZZANINE PROPOSED USABLE AREA

ALEXANDRIA. Copyright © 2005. Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

723720252.4

C-1